Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2010 Fourth Quarter Update 12600 Whitewater in Minnetonka, MN Assign new SKU #

Forward-Looking Statements This presentation contains forward-looking statements relating to the business and financial outlook of certain Behringer Harvard programs that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “would,” “could,” “should,” and variations of these words and similar expressions. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. Risks that could cause actual results to vary materially from those expressed in forward-looking statements include, but are not limited to, market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for distributions and capital expenditures; a decrease in the level of participation under our distribution reinvestment plan; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager, and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. These risks may impact a real estate program’s ability to make distributions as stated in the current prospectus. Real estate investment programs are not suitable for all investors. Refer to the prospectus for a more detailed discussion of risks and suitability standards in your state. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Events Financial Review Kym Janney, Chief Financial Officer Debt Maturity Schedule Asset Updates Al Palamara, SVP and Portfolio Manager Wrap Up Questions Bent Tree Green in Dallas, TX

Economic Overview Sustainable recovery underway Positive GDP growth for six consecutive quarters Private sector job growth is accelerating Corporate profits have exceeded pre-recession peak Labor market improving 216,000 net new jobs created in March March unemployment rate is 8.8%, down from 10%+ Temporary employment (a leader indicator) remains strong Commercial real estate occupancy: Office Multifamily Hospitality Cap rate compression across most major property types Northpoint Central in Houston, TX

Occupancy Rates/RevPar of Portfolio Properties Average Historical Occupancy/Weighted Average RevPAR by Product Type Dec. 31, 2008 Dec. 31, 2009 Dec. 31, 2010 Office 80.4% 80.4% 81.5% Multifamily 73.4% 89.9% 94.4% Hospitality (RevPAR) $99.88 $72.94 $82.77

Noteworthy Events Signed contract for sale of 12600 Whitewater; Expect closing by April 30 Selected buyer for 2603 Augusta; Expect closing by June Regency Center and Northpoint Central in Houston have been listed for sale Closed on loan for Cinemark theater at Frisco Square; Theater opened in December 2010 Sold 4.7-acres of land for $6 million for medical office building at Frisco Square Frisco Square in Frisco, TX

Portfolio Level Cash As of December 31, 2010, Opportunity REIT I had an unrestricted cash balance of $9.8 million Principal Demands for Funds Tenant improvements and leasing commissions Operating deficits Special distributions as they are declared Interest Principal (including potential pay downs) on outstanding indebtedness Liquidity Northborough Tower in Houston, TX

Sales GrandMarc at the Corner student housing complex at the University of Virginia We owned a 50% unconsolidated JV interest Sales price $45.5 million $8.8 million proceeds to the REIT Recognized a book gain of $3.2 million Impairments Northpoint – $1.2 million Augusta – $4.1 million Chase Park condominium inventory – $0.9 million Fourth Quarter 2010 Transactions and Events

Modified Funds from Operations* Q4 MFFO of $4.7 million, or $0.08 per share, is related to: $4.4 million net reduction in fees and reimbursements by the Advisor Operating losses at Cordillera and Royal Island related to difference in accounting treatment of expenditures to secure and maintain the properties. *For a reconciliation of Modified Funds from Operations to Net Income, refer to Current Report on Form 8-K filed April 20, 2011 Central European Portfolio

1These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor Schedule of Debt Maturities (Dollars in millions) Debt Maturities New Maturity Date Property Current Loan Amount Prior Maturity Date Extension Options Senior Secured Credit Facility $69.3 2/13/11 2/13/12 None Chase Park Hotel $61.9 3/15/11 11/15/11 One 6-month option Chase—Private Residences $7.1 3/15/11 11/15/11 One 6-month option Becket House $18.1 3/9/11 12/31/12 None Tesco1 $17.8 4/19/11 Pending None Lynka1 $2.6 4/19/11 Pending None Crossroads $26.2 6/30/11 Two 1-year options Frisco Square (land) $15.4 7/28/11 One 1-year option Frisco Square (operating properties $31.0 7/28/11 Two 1-year options

12600 Whitewater Expect to close sale by April 30 Positive ROI expected from sale 100% leased Stable rent roll – good time to sell 12600 Whitewater Dr., Minnetonka, Minnesota 12600 Whitewater in Minnetonka, MN

56% occupied, from 49% Selected buyer; Expect to close by June Houston Properties 93% occupied Well located Limited lease rollover in coming years Reviewing sale and refinancing alternatives Northpoint Central 91% occupied Well located Limited lease rollover in coming years Reviewing sale and refinancing alternatives Regency Center 2603 Augusta

GrandMarc at Westberry Place 95% leased Retail stabilized at 85% occupancy; New 10-year lease with Café Brazil Pre-leasing for 2011-12 school year is ahead of schedule Currently marketing for sale Texas Christian University—Fort Worth, Texas GrandMarc at Westberry Place, Fort Worth, TX

Chase Park Plaza Hotel NOI was $1.1 million above budget in 2010 Extended loans for hotel and condos to November 2011 with additional 6-month extension option Improving activity for condo sales Chase Park Plaza—St. Louis, Missouri Chase Park Plaza in St. Louis, MO

12600 Whitewater


Alexan Black Mountain


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

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© 2010 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com